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                                    EXHIBIT G

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Continucare Corporation dated December 15, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Dated as of:  December 15, 1997             STRATEGIC INVESTMENT PARTNERS LTD.


                                            By:      /s/ Michael C. Neus
                                                     Name: Michael C. Neus
                                                     Title:  Attorney-in-Fact


                                            QUANTUM INDUSTRIAL PARTNERS LDC


                                            By:      /s/ Michael C. Neus
                                                     Name: Michael C. Neus
                                                     Title:   Attorney-in-Fact


                                            QUASAR STRATEGIC PARTNERS LDC


                                            By:      /s/ Michael C. Neus
                                                     Name: Michael C. Neus
                                                     Title:   Attorney-in-Fact


                                            QIH MANAGEMENT INVESTOR, L.P.

                                            By:  QIH Management, Inc.


                                            By:      /s/ Michael C. Neus
                                                     Name: Michael C. Neus
                                                     Title:   Vice President

                                            QIH MANAGEMENT, INC.


                                            By:      /s/ Michael C. Neus
                                                     Name: Michael C. Neus
                                                     Title:   Vice President






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                                            SOROS FUND MANAGEMENT LLC


                                            By:      /s/ Michael C. Neus
                                                     Michael C. Neus
                                                     Assistant General Counsel


                                            GEORGE SOROS


                                            By:      /s/ Michael C. Neus
                                                    Michael C. Neus
                                                    Attorney-in-Fact


                                            STANLEY F. DRUCKENMILLER


                                            By:      /s/ Michael C. Neus
                                                     Michael C. Neus
                                                     Attorney-in-Fact